SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

                      _____________________

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 14, 1997

                    Presidio Capital Corp.
       (Exact Name of Registrant as Specified in Charter)


   British Virgin Islands         0-25780              N/A
(State or Other Jurisdiction   (Commission        (IRS Employer
   of Incorporation)           File Number)    Identification No.)


c/o Hemisphere Management (Cayman) Limited
Zephyr House, Mary Street, Grand Cayman
Cayman Islands, British West Indies                  N/A
(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:(441)295-9166


  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On January 14, 1997, the Superior Court of California, County of Los Angeles, issued an order denying final approval of the proposed settlement of Mark Erwin, Trustee et al v. Resources High Equity, Inc. (the "HEP Action"). The HEP Action is a class action litigation that commenced in 1993 and involves claims asserted on behalf of the limited partners of HEP-85, HEP-86 and HEP-88, three publicly traded limited partnerships against Resources High Equity, Inc., Resources Capital Corp., Integrated Resources Equity Corporation, three subsidiaries of Presidio Capital Corp. ("Presidio") which were formerly indirect subsidiaries of Integrated Resources, Inc. ("Integrated"), together with a number of other defendants, including certain former officers of Integrated.

		The litigation and the proposed settlement are described in detail in Presidio's 1995 Form 10-K and its Form 10-Q for the quarter ended September 30, 1996.

		Presidio is considering the appropriate course of action in light of this development.

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         PRESIDIO CAPITAL CORP.



Dated:  January 29, 1997                By:  /s/ Jay L. Maymudes
                                              Jay L. Maymudes
                                              Vice President, Treasurer and
                                              Chief Financial Officer